Exhibit 10.14

FIRST AMENDMENT TO

RAIN THERAPEUTICS INC. AMENDED AND RESTATED 2018

STOCK OPTION/STOCK ISSUANCE PLAN

WHEREAS, Rain Oncology Inc. (f/k/a Rain Therapeutics Inc.), a Delaware corporation (the “Company”) maintains the Rain Therapeutics Inc. Amended and Restated 2018 Stock Option/Stock Issuance Plan (the “Plan”);

WHEREAS, pursuant to Section III of Article Four of the Plan, the Board of Directors of the Company (the “Board”) may amend the Plan;

WHEREAS, pursuant to a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, the Company changed its name from “Rain Therapeutics Inc.” to “Rain Oncology Inc.” effective December 30, 2022; and

WHEREAS, the Board desires to amend the Plan to incorporate the Company’s name change.

NOW, THEREFORE, pursuant to its authority under Section III of Article Four of the Plan, the Board hereby amends the Plan as follows, effective as of December 30, 2022 (the “Amendment Effective Date”):

1.	The Plan shall hereby be referred to as the “Rain Oncology Inc. Amended and Restated 2018 Stock Option/Stock Issuance Plan.”

2.	Section F of the Appendix attached to the Plan is hereby amended and restated in its entirety to read as follows:

“F.Corporation shall mean Rain Oncology Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Rain Oncology Inc. which shall by appropriate action adopt the Plan.”

3.	All references in the Plan and in any award agreements issued thereunder to “Rain Therapeutics Inc.” shall instead refer to “Rain Oncology Inc.”

4.	This First Amendment shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.

5.

All capitalized terms used but not otherwise defined herein shall have the meaning assigned to them in the Plan. Except as expressly amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

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IN WITNESS WHEREOF, the undersigned has executed this First Amendment to the Plan as of the Amendment Effective Date.

RAIN ONCOLOGY INC.

By: /s/ Avanish Vellanki

Name: Avanish Vellanki

Title: Chief Executive Officer